                                POWER OF ATTORNEY

                     GRUBB & ELLIS DEFERRED COMPENSATION PLAN


     Each of the undersigned directors of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner, Blake Harbaugh and Carol Vanairsdale, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Registration Statement covering the Company's obligations to repay deferred compensation under the Grubb & Ellis Deferred Compensation Plan (the "Plan"), and any amendments thereto, and any future Registration Statements for additional interests or securities to be issued under the Plan, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

     This instrument may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute collectively, one instrument.

     IN WITNESS WHEREOF, we have signed these presents this 19th day of November, 1998.



/s/ R. David Anacker                    /s/ Thomas E. Meador



/s/ Lawrence S. Bacow                   /s/ Robert J. McLaughlin



/s/ Joe F. Hanauer                      /s/ John D. Santoleri



/s/ C. Michael Kojaian                  /s/ Todd Williams



/s/ Sidney Lapidus                      /s/ Neil Young



Reuben S. Leibowitz

                               POWER OF ATTORNEY

                    GRUBB & ELLIS DEFERRED COMPENSATION PLAN


     The undersigned President and Chief Executive Officer of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner, Blake Harbaugh and Carol Vanairsdale, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in his capacity as President and Chief Executive Officer of the Company, to sign the Registration Statement covering the Company's obligations to repay deferred compensation under the Grubb & Ellis Deferred Compensation Plan (the "Plan"), and any amendments thereto, and any future Registration Statements for additional interests or securities to be issued under the Plan, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 19th day of November, 1998.


                                      /s/ Neil Young
                                      -----------------------------------
                                       Neil Young
                                       President and Chief Executive Officer

                               POWER OF ATTORNEY

                  GRUBB & ELLIS DEFERRED COMPENSATION PLAN


     The undersigned Senior Vice President and Chief Financial Officer of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner, Blake Harbaugh and Carol Vanairsdale, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in his capacity as Senior Vice President and Chief Financial Officer of the Company, to sign the Registration Statement covering the Company's obligations to repay deferred compensation under the Grubb & Ellis Deferred Compensation Plan (the "Plan"), and any amendments thereto, and any future Registration Statements for interests or securities to be issued under the Plan, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 19th day of November, 1998.


                                      /s/ Brian Parker
                                      -----------------------------------
                                      Brian Parker
                                      Senior Vice President and
                                      Chief Financial Officer